Information Analysis Incorporated	2006 Report on Form 10-KSB

Exhibit 10.8

THIRD MODIFICATION OF LEASE

This Third Modification of Lease (“Third Modification”) is dated November 8, 2006, between Fair Center Office Associates, LLC (“LANDLORD”) and Information Analysis, Inc. (“TENANT”).

RECITALS

R-1 LANDLORD and TENANT entered into that particular Lease as of December 20, 1996, that particular Addendum #1 as of March 3, 1997, that particular Addendum #2 as of April 11, 1997, that particular First Modification of Lease (“First Modification”) dated March 26, 2001, and that particular Second Modification of Lease (“Second Modification”) dated February 10, 2004, (“Lease”) for portions of the second (2nd), third (3rd) and fourth (4th) floors of the Fair Center Office Building located in Fairfax County known as 11240 Waples Mill Road, Fairfax, Virginia 22030.

R-2 In that Second Modification of Lease referred to in paragraph R-1 above, the Premises was reduced to 4,434 square feet of rentable area on the second (2nd) floor of the Fair Center Office Building, having a street address of 11240 Waples Mill Road, Suite 201, Fairfax, Virginia hereinafter referred to in this Third Modification as the Premises.

R-3 LANDLORD and TENANT wish to amend the Lease as provided herein.

In consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1) Modification of Lease. LANDLORD and TENANT agree that the Lease is hereby modified as follows:

A) Term: The term of the Lease for the Premises shall be renewed and extended for an additional three (3) years (“Premises Extension Term”) commencing April 1, 2007 (“Lease Extension Commencement Date”), and expiring three (3) years thereafter on or about midnight, March 31, 2010 (“Extension Term Expiration Date”).

B) Rent: The rental rate for the first year of the Premises Extension Term shall be twenty-one and 50/100 dollars ($21.50) per square foot, full service, to be paid in twelve (12) monthly installments of seven thousand nine hundred forty-four and 25/100 dollars ($7,944.25) each (the “Base Monthly Rent”). Effective on each anniversary of the Lease Extension Commencement Date, the Base Monthly Rent shall be increased by three percent (3%).

Information Analysis Incorporated	2006 Report on Form 10-KSB

C) Additional Rent: Operating Expenses and Real Estate Taxes: TENANT shall pay, as additional rent, for its Proportionate Share of any Operating Expenses and real estate taxes for the Land and Building in excess of the 2007 base year operating expenses for the Building. TENANT’S Proportionate Share for the Premises (Suite 201) is hereby estimated to be 4,434/63,918 or 6.937%.

D) Broker Leasing Commission: LANDLORD agrees to pay Cassidy & Pinkard Colliers, as Broker for TENANT in this transaction, a commission in the amount of four percent (4%) of the gross rental due from TENANT during the Premises Extension Term. Said commission is due and payable upon occupancy by TENANT.

E) Tenant Improvements: LANDLORD shall deliver and TENANT shall accept the Premises in As-Is condition, with the following Tenant Improvements to be completed by LANDLORD by January 31, 2007, at LANDLORD’S sole cost and expense:

•	New building standard paint, color to be selected by Tenant.

•	Steam clean carpet.

•	Install one (1) new electrical receptacle, at a location to be determined by Tenant.

F) Parking: LANDLORD shall provide TENANT with free and unreserved parking spaces on the basis of 3.6 spaces per each one thousand (1,000) square feet of tenant occupied space.

2) Reaffirmation of Lease. Except as modified herein, the Lease is hereby reaffirmed and ratified.

[SIGNATURES ON FOLLOWING PAGE]

Information Analysis Incorporated	2006 Report on Form 10-KSB

IN WITNESS WHEREOF, the parties have executed the Third Modification of Lease intending same to be effective the date indicated in the first paragraph of this Third Modification of Lease, having executed the Third Modification of Lease on the date indicated below to their name.

LANDLORD: Fair Center Office Associates, LLC

Witness:	By:
Printed Name:
Title:
Date:

TENANT: Information Analysis, Inc.

Witness:	By:
Printed Name:
Title:
Date: